Exhibit 10.70

SEVENTH AMENDMENT TO

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

CMGI @VENTURES IV, LLC

THIS SEVENTH AMENDMENT, dated as of the 3rd day of February, 2003, to the Amended and Restated Limited Liability Company Agreement dated as of July 27, 2001 (as amended to date, the “Agreement”), of CMGI @Ventures IV, LLC, a Delaware limited liability company (the “LLC”), is by and among (i) the Class A Member, (ii) Two-thirds in Number of the Class B Members and (iii) @Ventures Partners III, LLC. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby amend the Agreement as follows:

1. Amendment to Schedules A and B. Schedule A and Schedule B to the Agreement are hereby deleted, and Schedule A and Schedule B attached hereto, respectively, are substituted therefor, in order to reflect that (i) effective as of the date of this Amendment, Bradley Garlinghouse has transferred all of his right, title and interest in and to the LLC to @Ventures Partners III, LLC (the “Transferee”). The Class A Member and Two-thirds in Number of the Class B Members hereby consent to such transfer and to the admission of the Transferee to the LLC as a substitute Member for purposes of Article VIII of the Agreement. The interest acquired by the Transferee is that of a Former Profit Member, and such interest shall not be subject to forfeiture pursuant to Section 3.04 of the Agreement.

2. Agreement of Transferee. The Transferee, by its execution and delivery of this Amendment, hereby agrees to be bound by and subject to all of the provisions of the Agreement in respect of the interest acquired by it on the date hereof, hereby ratifies and confirms all actions taken by the LLC to date, and hereby makes each of the representations and warranties contained in Section 2.10 of the Agreement, as if they were set forth in their entirety herein. The Transferee hereby agrees and acknowledges that it has no right to participate in the conduct of the business or management of the LLC.

3. No Other Amendments. In all other respects, the Agreement is hereby ratified and confirmed.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CLASS A MEMBER

CMG @VENTURES CAPITAL CORP.

By	/s/ Peter L. Gray

Name	Peter L. Gray
Title	Secretary

CLASS B MEMBERS (to be signed by Two-thirds in Number):

/s/ Peter H. Mills Peter H. Mills

/s/ David J. Nerrow, Jr. David J. Nerrow, Jr.

/s/ Marc Poirier Marc Poirier

TRANSFEREE:

@VENTURES PARTNERS III, LLC

By	/s/ Peter H. Mills

Name:	Peter H. Mills
Managing Member

CMGI @VENTURES IV, LLC

SCHEDULE A

NAMES AND ADDRESSES OF THE MEMBERS

AND VESTING COMMENCEMENT DATES

Class A Members	Vesting Commencement Date
CMG @ Ventures Capital Corp. 100 Brickstone Square Andover, MA 01810	NA

Class B Members	Vesting Commencement Date
@Ventures Partners III, LLC* 100 Brickstone Square Andover, MA 01810	NA

Jonathan Callaghan* 263 Santa Rita Palo Alto, CA 94301	11/10/99

John Scott Case* 3723 Webster Street San Francisco, CA 94123	6/16/00

Gary Curtis* 7 Oak Arbor Road Orinda, CA 94563	5/1/00

Josh Daniels* 1465 Santa Cruz Avenue Menlo Park, CA 94025	11/10/99

Denise W. Marks* One Orchard Lane Topsfield, MA 01983	11/10/99

Peter H. Mills 2 Sierra Lane Portola Valley, CA 94028	11/10/99

David J. Nerrow, Jr. One Jay Lane Acton, MA 01720	11/10/99

Marc D. Poirier 160 Christian Way North Andover, MA 01845	11/10/99

Lior E. Yahalomi* 1024 Cathcart Way Stanford, CA 94305	1/24/00

Class C Members	Vesting Commencement Date

Denise Ames 123 Beacon Drive Milpitas, CA 95034	11/10/99

Mainini Cabute* 1455 Latham Street Mountain View, CA 94041	12/1/99

Peter Cochran* 342 King Street Redwood City, CA 94062	7/5/00

Charles Finnie* 128 Alvarado Road Berkeley, CA 94705	1/31/00

Lynne Haro 233 Vera Avenue Redwood City, CA 94061	2/22/00

Matthew Jennings* 3833 Park Boulevard, #9 Palo Alto, CA 94306	3/10/00

John LaBarre* 1157 Meadowbrook Circle West Allentown, PA 18103	5/15/00

*	Former Profit Member.

Denise McCabe 15 Babicz Road Tewksbury, MA 01876	12/29/99

Cara McCauley* 1209 Beacon Street, Apt. 6 Brookline, MA 02146	3/6/00

Daniel Pawliw* 1681 Union Street San Francisco, CA 94123	1/31/00

Jim Quagliaroli* 40 Joy Street, Apt. 12 Boston, MA 02114	11/29/99

Lisa Scoma* 184 Lyndhurst Avenue San Carlos, CA 94070	10/16/00

Janet Veino* 17 Charlemont Court Chelmsford, MA 01863	11/10/99

CMGI @VENTURES IV, LLC

SCHEDULE B

PROFIT MEMBERS AND PROFIT MEMBER PERCENTAGE INTERESTS

Class B Members	Profit Member Percentage Interest

Peter H. Mills	39.61220%

David J. Nerrow, Jr.	31.00086%

Marc D. Poirier	29.27859%

Former Profit Members (Class B)	Profit Member Percentage Interest

Jonathan Callaghan	-0-

John Scott Case	-0-

Gary Curtis	-0-

Josh Daniels	-0-

Denise W. Marks	-0-

Lior E. Yahalomi	-0-

@Ventures Partners III, LLC	-0-

Class C Members	Profit Member Percentage Interest

Charles Finnie	NA
See Section 3.03(c)

Lynne Haro	0.02500%

Denise McCabe	0.08335%

Former Profit Members (Class C)	Profit Member Percentage Interest

Denise Ames	-0-

Mainini Cabute	-0-

Peter Cochran	-0-

Matthew Jennings	-0-

John LaBarre	-0-

Cara McCauley	-0-

Daniel Pawliw	-0-

Jim Quagliaroli	-0-

Suresh Ramakrishnan	-0-

Lisa Scoma	-0-

Janet Veino	-0-